                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   ---------

                                   Form 8-K
                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 26, 1997

                                   ---------

CHEVY CHASE BANK, F.S.B.                             CCB HOLDING CORPORATION
(Originator of the Trusts                        (Originator of the Chevy Chase
    Described Herein)                              Master Credit Card Trust II
                                                        Described Herein)

          (Exact Name of Registrants as Specified in Their Charters)

                                   333-14779
                           (Commission File Number)

     UNITED STATES          52-0897004         DELAWARE         52-0361930
    (State or Other      (I.R.S. Employer  (State or Other   (I.R.S. Employer
    Jurisdiction of       Identification   Jurisdiction of    Identification
     Incorporation            Number)      Incorporation or       Number)
    or Organization)                         Organization)


   8401 CONNECTICUT AVENUE                           913 NORTH MARKET STREET
 CHEVY CHASE, MARYLAND 20815                                 SUITE 405
       (301) 986-7000                              WILMINGTON, DELAWARE 19801
                                                          (302) 576-2748

      (Address, Including Zip Code, and Telephone Number, Including Area
            Code, of Each Registrant's Principal Executive Offices)
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Item 7. Financial Statements and Exhibits

(c) Exhibits

4.12 Fourth Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1997, relating to Chevy Chase Master Credit Card Trust I.

4.13 Third Amendment, dated as of June 26, 1997, to the Pooling and Servicing Agreement relating to Chevy Chase Master Credit Card Trust II.

4.14 First Amendment to Receivables Purchase Agreement relating to Chevy Chase Master Credit Card Trust II, dated as of June 26, 1997.
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                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated June 8, 1998                      CHEVY CHASE BANK, F.S.B.

                                        By: /s/ Stephen R. Halpin, Jr.
                                           ---------------------------
                                           Stephen R. Halpin, Jr.
                                           Executive Vice President and Chief
                                           Financial Officer


                                        CCB HOLDING CORPORATION

                                        By: /s/ Jessica L. Parker
                                           ---------------------------
                                           Jessica L. Parker
                                           President
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                                 EXHIBIT INDEX


4.12 Fourth Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1997, relating to Chevy Chase Master Credit Card Trust I.

4.13 Third Amendment, dated as of June 26, 1997, to the Pooling and Servicing Agreement relating to Chevy Chase Master Credit Card Trust II.

4.14 First Amendment to Receivables Purchase Agreement relating to Chevy Chase Master Credit Card Trust II, dated as of June 26, 1997.